MIDAS FUNDS
                            Discovering Opportunities
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                   Supplement to Prospectus Dated May 1, 2001
                                  April 9, 2002


     Shareholders of Midas Fund, Inc., Midas Special Equities Fund, Inc., and Dollar Reserves, Inc. should read the following information.

     The paragraph entitled "Accounts with below-minimum balances" under the heading Account and Transaction Policies has been replaced with the following:

Accounts with below-minimum balances. The Fund may redeem, at any time, at current net asset value all shares owned or held by any one shareholder having an aggregate current net asset value of any amount ($500 in the case of Midas Special Equities Fund), subject to the requirements of applicable law. The Fund reserves the right to close your account if you terminate your participation in the Midas Automatic Investment Program and your investment is less than $1,000.

     This supplement and the prospectus dated May 1, 2001 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated herein by reference, and can be obtained without charge by calling the Funds at 1-800-400-MIDAS (6432).